Capital Stock	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Capital Stock
3.	CAPITAL STOCK

As of April 29, 2011, the Company authorized a one-for-forty (1:40) reverse split. All share amounts have been retroactively restated reflecting this reverse split.

During the three months ended June 30, 2011, the Company issued 800,000 shares of common stock at a price of $1.00 per share for cash of $800,000, with warrants attached with the option to purchase 3,200,000 shares of common stock over a period of five years. During the six months ended June 30, 2010, the Company issued 71,429 shares of common stock at a price of $1.40 per share for cash; 150,000 shares of common stock were issued at a price of $1.04 for cash.